EXHIBIT 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 22, 2017 (this “Amendment”), is entered into by and among ENERJEX KANSAS, INC. (f/k/a Midwest Energy, Inc.), a Nevada corporation (“EnerJex Kansas”), BLACK RAVEN ENERGY, INC., a Nevada corporation (“Black Raven”), WORKING INTEREST, LLC, a Kansas limited liability company (“Working Interest”), ADENA, LLC, a Colorado limited liability company (“Adena”), KANSAS HOLDINGS, LLC, a Delaware limited liability company (“Kansas Holdings”) and BLACK SABLE ENERGY, LLC, a Texas limited liability company (“Black Sable”; together with EnerJex Kansas, Black Raven, Working Interest, Adena and Kansas Holdings, collectively, the “Borrowers”), ENERJEX RESOURCES, INC., a Nevada corporation (“Parent”), PASS CREEK RESOURCES LLC, a Delaware limited liability company (“Pass Creek”) and CORTLAND CAPITAL MARKET SERVICES LLC, a Delaware limited liability company, as administrative agent (in such capacity and together with its successors and permitted assigns in such capacity the “Administrative Agent”).

RECITALS

A.           Borrowers, Pass Creek and Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of May 10, 2017 (the “Existing Credit Agreement”; hereinafter, the Existing Credit Agreement and this Amendment are referred to, collectively, as the “Credit Agreement”), which evidences the terms and conditions of the term loan made by Pass Creek to Borrowers in the principal amount of Four Million Five Hundred Thousand and 00/100 Dollars (the “Existing Loan”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

B.           The Existing Loan is evidenced by that certain Amended and Restated Note dated as of May 10, 2017 (the “Existing Note”; together with the A&R Note (as defined hereinafter), collectively, the “Note”), made payable by the Borrowers to the order of Pass Creek in the amount of Four Million Five Hundred Thousand and 00/100 Dollars.

C.           The Existing Loan is secured by, among other things: (i) the various mortgages as described on Exhibit A attached hereto and made a part hereof (collectively, the “Mortgages”) encumbering the properties as legally described therein (the “Properties”); (ii) that certain Guaranty of Recourse Carveouts dated as of May 10, 2017 (the “Guaranty”), by Parent in favor of the Administrative Agent for the ratable benefit of the Administrative Agent and the Banks; and (iii) the other Loan Documents.

D.           Parent has executed and delivered that certain Promissory Note dated as of May 10, 2017 (the “Guarantor Note”), made by Parent payable to the order of Pass Creek in the principal amount of One Hundred Five Thousand Eight Hundred Five and 74/100 Dollars ($105,805.74).

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E.           The Borrowers desire that Pass Creek extend the Maturity Date as set forth hereinafter (the “Extension”), and the Borrowers, Pass Creek and Administrative Agent desire to enter into this Amendment in order to, among other things, extend the Maturity Date for the Existing Loan as set forth herein.

F.           In connection with the Extension, the Borrowers shall execute and deliver, or cause to be executed and delivered, to Administrative Agent in form and substance satisfactory to Administrative Agent and Pass Creek, this Amendment.

AGREEMENTS

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Global Amendments. Each applicable party to each of the Loan Documents hereby acknowledges and agrees that each reference in any Loan Document to: (i) the Existing Credit Agreement shall hereafter refer to such Existing Credit Agreement as amended by this Amendment; (ii) the Existing Note shall hereafter refer to such Existing Note as amended by the A&R Note (as defined hereinafter); and (ii) the “Maturity Date” shall hereafter refer to the “Maturity Date” as amended by Section 2(c) of this Amendment.

2.             Amendments to Section 1.01 of the Credit Agreement. Section 1.01 of the Existing Credit Agreement is hereby amended as follows:

(a)           The following definitions are hereby added in their proper alphabetical sequence:

““First Amendment” means that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of December 22, 2017, by and among Borrowers, Parent, the Banks party thereto and Administrative Agent.”

““Improvement Advance” means an advance of loan proceeds to fund any Improvement Project made pursuant to Section 2.02.”

““Improvement Amount” means $300,000.00.”

““Improvement Project” means any capital improvement related to any portion of the Kansas Assets.”

““Merger Event” means the merger of AgEagle Merger Sub, Inc., a Nevada corporation and wholly-owned subsidiary of the Parent, into AgEagle Aerial Systems, Inc., a Nevada corporation, pursuant to that certain Agreement and Plan of Merger, dated as of October 19, 2017 among such parties and Bret Chilcott.”

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““Proxy Event” means the filing of a definitive proxy statement by the Parent with the U.S. Securities and Exchange Commission.”

(b)           The definition of “Loan” is hereby deleted in its entirety and is replaced with the following:

““Loan” means an extension of credit under (i) Section 2.01 in the form of a term loan; or (ii) Section 2.02 in the form of an Improvement Advance.”

(c)           The definition of “Maturity Date” is hereby deleted in its entirety and is replaced with the following:

““Maturity Date” means the earlier of: (i) February 15, 2018, or as such date may be extended pursuant to Section 2.03 or (ii) the occurrence of the Merger Event.”

(d)           The definition of “Prepayment Amount” is hereby deleted in its entirety.

3.             Amendment to Section 2.02 of the Credit Agreement. Section 2.02 of the Existing Credit Agreement is hereby deleted in its entirety and is replaced with the following:

“2.02      Improvement Advances.

(a)          Notwithstanding any other provision to the contrary contained herein, Borrowers agree to borrow from the Banks, and the Banks agree to lend to Borrowers, Improvement Advances in an amount not to exceed the Improvement Amount on the terms and subject to the conditions of this Agreement; provided, that, the Banks shall have the sole and absolute discretion to determine whether or not to make any Improvement Advance based upon the nature of the Improvement Project that such Improvement Advance shall be used to fund.

(b)          For the avoidance of doubt: (i) Borrowers shall repay in full on the Maturity Date any balance of any Improvement Advances outstanding on the Maturity Date, together with all accrued and unpaid interest; and (ii) the Improvement Advances shall be, without limitation, subject to the provisions of Section 2.07 of this Agreement.

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(c)          Each Improvement Advance shall be made upon the Borrowers’ irrevocable written notice substantially in the form attached hereto as Exhibit B (a “Loan Notice”) to Administrative Agent, which may be delivered by e-mail (or such other means as may be agreed upon by Administrative Agent in its sole discretion). Such Loan Notice must be received by the Administrative Agent not later than ten (10) Business Days (or such shorter period agreed to by the Banks in their sole discretion) prior to the requested date of the proposed Improvement Advance. Each Loan Notice delivered pursuant to this Section 2.02(c) shall specify (i) the requested date of the applicable Improvement Advance (which shall be a Business Day), (ii) the principal amount to be borrowed (iii) any applicable wiring instructions, (iv) the purpose of such Improvement Advance and (v) shall include all additional documentation requested, required or applicable to such Improvement Advance, as requested by the Administrative Agent at the direction of the Banks in their sole discretion. Administrative Agent shall deliver to the Banks promptly following receipt of same a copy of each Loan Notice. The Banks shall deliver the proceeds of an Improvement Advance directly to Borrowers or such other parties as permitted by Section 2.02(e), and the Banks shall deliver to Administrative Agent contemporaneous notice of the date and amount of any Improvement Advance.

(d)          Frequency of Improvement Advances. Improvement Advances may be made from time to time, but no more frequently than twice in each calendar month; provided, that at no time shall the aggregate of all Improvement Advances made exceed the Improvement Amount. If an Improvement Advance is repaid it may not be reborrowed.

(e)          Payments Directly to Operators, Contractors, Subcontractors. The Banks, in their discretion, may make or cause to be made payments on account of any Improvement Project directly to any operator, contractor, subcontractor, vendor of fixtures or equipment, or jointly to any of such parties and one or more of the Borrowers.

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(f)           Consultants. In connection with each Improvement Project, the Banks shall have the right (including the right, but not the duty, to employ of such consultants as they may deem appropriate from time to time to accomplish such purposes (each a “Project Consultant”)), but not the duty, to (i) review and make recommendations regarding the applicable plans, specifications, budget and schedule, (ii) inspect the applicable Improvement Project from time to time to insure that the same are being duly constructed and equipped as herein provided, (iii) review and make recommendations regarding any elements of a request for disbursement, (iv) obtain information and documentation respecting such Improvement Project, attend meetings respecting such Improvement Project and formulate reports pertaining to such Improvement Project and (v) perform such other services or inspections as the Banks from time to time may reasonably require. Any such services provided by a Project Consultant shall be for the sole benefit of the Banks. The costs and disbursements of the actions described in clauses (i) through (v) above, including any costs related to Project Consultants, shall be deemed “Project Loan Expenses”. Neither the Banks nor any such Project Consultant shall be deemed to have assumed any responsibility to, or be liable to, any Borrower, the Parent or any of their respective affiliates with respect to any actions taken or omitted by any Bank or such Project Consultants pursuant to this subsection except to the extent resulting from the gross negligence or willful misconduct, as determined by the final, non-appealable decision of a court of competent jurisdiction, of such Bank or any such Project Consultant in connection with their entry upon any portion of the Kansas Assets. Notwithstanding the foregoing or anything else provided in this Agreement to the contrary, Borrower shall not be entitled to rely on any statements or actions of any Bank or any Project Consultant or any of the Bank’s other consultants and neither any Bank nor any Project Consultant nor any other consultant retained by any Bank shall have the power or authority to grant any consents or approvals or bind the Banks in any manner, absent express confirmation by the Banks of the accuracy of the information conveyed by such consultant to the Borrowers.

(g)          Expenses and Advances Secured by Loan Documents. Any and all advances or payments made by the Banks under this Section 2.02, from time to time, and any amounts expended by the Banks pursuant to this Section 2.02, together with any Project Consultant’s fees, reasonable attorney costs and all other Project Loan Expenses, as and when advanced or incurred, shall be deemed to have been disbursed as part of the Loan and be and become secured and guaranteed by the Loan Documents to the same extent and effect as if the terms and provisions of this Section 2.02 were set forth therein, whether or not the aggregate of such indebtedness shall exceed $4,800,000.00.”

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4.             Amendment to Section 2.03 of the Credit Agreement. Section 2.03 of the Existing Credit Agreement is hereby deleted in its entirety and is replaced with the following:

“2.03 Extension of Maturity Date. The reference to “February 15, 2018” in the definition of Maturity Date shall be changed to April 30, 2018 if (a) Borrowers provide irrevocable written notice of their intention to extend the Maturity Date to Administrative Agent prior to February 15, 2018 and (b) no later than the first Business Day following delivery of such written notice to Administrative Agent, Borrowers pay to Administrative Agent, for the ratable benefit of the Banks, an extension fee of $100,000.”

5.             Amendment to Section 2.05(c) of the Credit Agreement. Section 2.05(c) of the Existing Credit Agreement is hereby deleted in its entirety.

6.             Amendment to Exhibit B of the Credit Agreement. Exhibit B of the Existing Credit Agreement is hereby deleted in its entirety and is replaced with Exhibit B as attached hereto and made a part hereof.

7.             Amendment to Schedule 1.01 of the Credit Agreement. Schedule 1.01 of the Existing Credit Agreement is hereby deleted in its entirety and is replaced with Schedule 1.01 as attached hereto and made a part hereof.

8.             Amendment to Schedule 10.02 of the Credit Agreement. So much so of Schedule 10.02 of the Credit Agreement is hereby deleted in its entirety:

“With copy to:

Reicker, Pfau, Pyle & McRoy LP

1421 State Street, Suite B

Santa Barbara, CA 93101

Attn:	Michael E. Pfau
Telephone: (805) 966-2440 ext. 444
Facsimile: (805) 966-3320
Electronic Mail: mpfau@rppmh.com”

And is replaced by the following:

“With copy to:

Dickinson Wright

350 East Las Olas Blvd., Suite 1750

Ft. Lauderdale, FL 33301

Attn:	Joel D. Mayersohn
Telephone: (954) 991-5426
Facsimile: (844) 670-6009
Electronic Mail: JMayersohn@dickinson-wright.com”

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Any and all references to Reicker, Pfau, Pyle & McRoy LP, and any addresses or contact information related thereto, in any Loan Document is hereby replaced with “Dickinson Wright” and the corresponding address and contact information in this Section 8.

9.             Reaffirmation of Guaranty. Parent hereby ratifies and confirms the Guaranty, as amended hereby (which guaranty includes, without limitation: (i) all amounts due, or to become due, under Section 10.04 of the Credit Agreement; and (ii) all amounts due, or to become due, under Sections 12(a) and 12(b) of this Amendment). Parent acknowledges that it has no defenses, claims or set offs to the enforcement by the Administrative Agent or Pass Creek of all of Administrative Agent’s or Pass Creek’s rights under the Credit Agreement or any of the other Loan Documents. Parent acknowledges that it has no defenses, claims or set offs to the enforcement by Administrative Agent or Pass Creek of its obligations and liabilities under the Guaranty, as amended hereby. Parent hereby ratifies and confirms the Obligations, as amended hereby (including, without limitation, the “Guaranteed Obligations” pursuant to Sections 12(a) and 12(b) of this Amendment). Parent acknowledges and agrees that every right, power and remedy of Administrative Agent and Pass Creek under the Loan Documents is in full force and effect, including without limitation, such right, powers and remedies relating to the payment and the performance of the Obligations. Without limiting the generality of the foregoing, Parent intends by execution and delivery hereof, to absolutely, irrevocably and unconditionally reaffirm the Guaranty, as amended hereby. Parent acknowledges and declares that it has no defenses, claims, charges, pleas or set offs whatsoever in law or in equity against the Administrative Agent or Pass Creek or with respect to any of the Loan Documents, or any other instrument or document executed by Parent or any Borrower in connection with the Loan Documents, as amended hereby. Parent waives and releases any and all defenses which might accrue to it by the execution of this Amendment.

10.           Representations and Warranties. By its execution hereof, each Borrower hereby represents and warrants to Administrative Agent as follows:

(a)           no Default or Event of Default exists as of the date hereof or would result from the amendments contemplated hereby except for those of which Pass Creek is aware prior to the date hereof (the “Existing Defaults”);

(b)           the representations and warranties contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any of the financial statements from time to time certified by a Responsible Officer and furnished pursuant thereto, are true and correct on and as of the date hereof (except that (i) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date and (ii) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a), (b) and (c) of the Credit Agreement, respectively) except for those communicated in writing by a Borrower to Pass Creek prior to the date hereof;

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(c)           it has the requisite corporate or organizational power and authority and has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Amendment, the A&R Note and the transactions contemplated hereby;

(d)           this Amendment and the A&R Note have been duly executed and delivered by such Borrower and such Borrower’s duly authorized officer, and constitute legal, valid and binding obligations of each such Borrower, enforceable in accordance with its terms, except as may be limited by Debtor Relief Laws or by general equitable principles;

(e)           no action of or filing with any Governmental Authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment or the A&R Note, the absence of which would reasonably be expected to have a Material Adverse Effect, other than any such action of or filing with such Governmental Authority that has been taken or filed; and

(f)           there has been no event or circumstance that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

11.           Conditions Precedent to Effectiveness. This Amendment shall become effective upon the date on which all of the following conditions precedent have been satisfied (or otherwise waived in accordance with the Existing Credit Agreement) (the “Effective Date”):

(a)           Counterparts of Documents. Receipt by Administrative Agent of executed original counterparts (or electronic copies followed promptly by originals) of the following, each of which shall be in form and substance satisfactory to the Administrative Agent

i.             this Amendment; and

ii.            that certain Second Amended and Restated Note dated as of even date herewith made payable by Borrowers to the order of Pass Creek in the principal amount of Four Million Eight Hundred Thousand and 00/100 Dollars ($4,800,000.00) (the “A&R Note”).

(b)           Responsible Officer's Certificates. Receipt by Administrative Agent of executed original (or electronic copies followed promptly by originals) certificates, in form and substance satisfactory to Administrative Agent and together with all attachments, executed by a Responsible Officer of each Borrower and Parent (collectively, the “Certifying Parties”) certifying in his/her capacity as such, that as of the Effective Date:

(i)            Resolutions. The attached resolutions or written consent (approving and adopting this Amendment, the A&R Note and the transactions contemplated hereunder and thereunder, authorizing the execution, delivery and performance of this Amendment and the A&R Note, and duly adopted by the board of directors, board of managers or other appropriate governing body of such Certifying Party) is a true, correct and complete copy thereof and in full force and effect;

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(ii)           Organization Documents. The organization documents (including all amendments thereto) of such Certifying Party (A) have not been modified, amended, rescinded or replaced since such organization documents were last delivered to Administrative Agent and continue to be in full force and effect as of the Effective Date; or (B) attached thereto are true and correct copies thereof, in full force and effect as of the Effective Date and, in the case of the certificate of formation or articles of incorporation or organization (as the case may be), shall be certified as of a recent date by the appropriate Governmental Authority in such Certifying Party’s jurisdiction of incorporation or formation;

(iii)          Good Standing Certificates. The attached document(s) and certification(s) as reasonably required by Administrative Agent to evidence that such Certifying Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in such Certifying Party’s jurisdictions of incorporation or formation are true and correct copies thereof, in full force and effect as of the Effective Date and certified by the appropriate Governmental Authority in such Certifying Party’s jurisdiction of incorporation or formation as of a recent date prior to the Effective Date reasonably satisfactory to Administrative Agent; and

(iv)          Incumbency. Each Responsible Officer identified on the attached incumbency certificate is authorized to execute this Amendment and any other Loan Document, certificate and other document being delivered in connection herewith or therewith.

(c)           Reserved.

(d)           Fees and Expenses.

(i)            Borrowers shall have paid to Pass Creek, for its account, an extension fee in the amount of Sixty-Five Thousand and 00/100 Dollars ($65,000.00), which payment may be applied, at Pass Creek’s sole and absolute discretion, to amounts payable by Parent under the Guarantor Note or Borrowers under the Credit Agreement (including, but not limited to, Sections 2.02 and 10.04 of the Credit Agreement) and any such amount so applied shall constitute additional Obligations owing by the Borrowers.

(ii)           Borrowers shall have paid to Administrative Agent certain fees currently payable to Administrative Agent in the amount of Seven Thousand Five Hundred and 00/100 Dollars ($7,500.00).

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12.           Conditions Subsequent. As a condition subsequent to this Amendment, Borrowers hereby acknowledge that Borrowers shall pay to Administrative Agent:

(a)           Immediately upon the occurrence of the Proxy Event, a payment in the amount of Forty Five Thousand and 00/100 Dollars ($45,000.00), which payment may be applied, at Pass Creek’s sole and absolute discretion, to amounts payable by Parent under the Guarantor Note or Borrowers under the Credit Agreement (including, but not limited to, Sections 2.02 and 10.04 of the Credit Agreement) and any such amount so applied shall constitute additional Obligations owing by the Borrowers, which payments shall be deemed to be “Guaranteed Obligations” under the Guaranty.

(b)           Immediately upon the occurrence of the Maturity Date (i) all amounts due under this Amendment, the Credit Agreement (including, but not limited to, Section 2.06, Section 6.27 and Sections 10.04 and 10.05 of the Credit Agreement) and any other Loan Document, and (ii) a deferred extension fee in the amount of Seventy Thousand and 00/100 Dollars ($70,000.00) for the benefit of Pass Creek, which payments shall be deemed to be “Guaranteed Obligations” under the Guaranty.

13.           Events of Default. The occurrence of any one or more of the following shall constitute an “Event of Default” under this Amendment, and any Event of Default which may occur hereunder shall constitute an Event of Default under the Credit Agreement and each of the other Loan Documents:

(a)           Borrowers fail to pay any amount payable to Administrative Agent or Pass Creek under this Amendment or any other Loan Document when any such payment is due in accordance with the terms hereof or thereof;

(b)           Borrowers fail to perform or cause to be performed any other obligation or observe any other condition, covenant, term, agreement or provision required to be performed or observed by Borrowers under this Amendment or any other Loan Document; or

(c)           the occurrence of an “Event of Default” (other than the Existing Defaults) under any other Loan Document.

14.           Effect of this Amendment. Each Borrower agrees that, except as expressly provided herein or in the other documents to be executed and delivered to Administrative Agent in connection herewith:

(a)           the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect; and

(b)           this Amendment shall not be deemed to:

(i)            except as expressly set forth herein, be a waiver of, consent to, a modification of or amendment to any other term or condition of the Credit Agreement, any other Loan Document or any other agreement by and among any Borrower, on the one hand, and either Administrative Agent or Pass Creek, on the other hand;

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(ii)           prejudice any other right or rights which Administrative Agent or Pass Creek may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time; or

(iii)          be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with any Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or any other Loan Document or any rights or remedies arising in favor of Administrative Agent or Pass Creek under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) and in any other Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement and shall constitute a “Loan Document” under and as defined in the Credit Agreement.

15.           Release. In consideration of the agreements of Administrative Agent and Pass Creek contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower and Parent (collectively, the “Loan Parties”) hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges Administrative Agent and Pass Creek and all respective affiliates and subsidiaries of Administrative Agent and Pass Creek, their respective officers, employees, agents, attorneys, principals, advisors, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the “Released Lender Parties”) from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the “Loan Party Claims”) arising out of or related to the Credit Agreement, the other Loan Documents, or the transactions contemplated therein, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which any Loan Party ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment. Each Loan Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Loan Party Claims which may have arisen at any time on or prior to the date of this Amendment. Each Loan Party acknowledges and agrees that the Released Lender Parties have acted in good faith in negotiating and entering into this Amendment and that the provisions hereof are not in breach or violation of any duty or obligation, express or implied, of the Released Lender Parties to any such Loan Party. The agreements of each Loan Party set forth in this Section 15 shall survive the termination or expiration of this Amendment and the termination of the Loan Documents and the repayment, satisfaction or discharge of the Obligations.

16.           Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas, without regard to its conflicts of law principles.

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17.           Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

18.           Electronic Transmission. This Amendment may be executed by one or more parties hereto as a facsimile, telecopy, pdf or other reproduction, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile, e-mail or other electronic transmission pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:

ENERJEX KANSAS, INC. (f/k/a Midwest Energy, Inc.), a Nevada corporation

By:	/s/ Louis Schott
Name:	Louis Schott
Title:	Chief Executive Officer

BLACK RAVEN ENERGY, INC., a Nevada corporation

By:	/s/ Louis Schott
Name:	Louis Schott
Title:	Chief Executive Officer

WORKING INTEREST, LLC, a Kansas limited liability company

By:	/s/ Louis Schott
Name:	Louis Schott
Title:	Chief Executive Officer

ADENA, LLC, a Colorado limited liability company

By:	/s/ Louis Schott
Name:	Louis Schott
Title:	Chief Executive Officer

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

KANSAS HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Louis Schott
Name:	Louis Schott
Title:	Chief Executive Officer

BLACK SABLE ENERGY, LLC, a Texas limited liability company

By:	/s/ Louis Schott
Name:	Louis Schott
Title:	Chief Executive Officer

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

PARENT:

ENERJEX RESOURCES, INC., a Nevada corporation

By:	/s/ Louis FraSchott
Name:	Louis FraSchott
Title:	Interim Chief Executive Officer

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

PASS CREEK:

PASS CREEK RESOURCES LLC, a Delaware limited liability company

By:	/s/ Francis Strezo
Name:	Francis Strezo
Title:	Board of Managers

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:

CORTLAND CAPITAL MARKET SERVICES LLC, a Delaware limited liability company

By:	/s/ Matthew Trybula
Name:	Matthew Trybula
Title:	Associate Counsel

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

SCHEDULE 1.01

LOAN AMOUNTS AND

AGGREGATE LOAN AMOUNT

Bank	Percentage Share	Loan Amount
Pass Creek Resources LLC	100.0%	$4,800,000
Aggregate Loan Amount:		$4,800,000

Schedule 1.01

EXHIBIT A

MORTGAGES

1.	That certain Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated as of July 3, 2008, by EnerJex Kansas and DD Energy, Inc. (“DD Energy”) as “Mortgagors” thereunder, for the benefit of Texas Capital Bank, N.A., a national banking association (“Texas Capital Bank”), as the “Mortgagee” thereunder and recorded in the real property records of: (i) Anderson County, Kansas as of July 29, 2008, as Book No. 232 of Mtg, Page No. 77; (ii) Douglas County, Kansas, as of July 21, 2008, as Book No. 1039 Page No. 1494; (iii) Franklin County, Kansas, as of July 17, 2008, as Instrument No. 3141 Book No. 466 Page No. 483; (iv) Greenwood County, Kansas, as of July 17, 2008, as Book No. 301 of Mtg, Page No. 263; (v) Johnson County, Kansas, as of August 27, 2008, as Document No. 2008080827-0006853; (vi) Linn County, Kansas as of July 29, 2008, as Book No. 399 Page No. 183; (vii) Miami County, Kansas, as of July 17, 2008, as Instrument No. 2008-03928; (viii) Woodson County, Kansas, as of July 17, 2008, as Instrument No. 9710000 Book No. M105 Page(s) 259-290, with respect to the real property described more specifically therein and incorporated herein by reference; as amended by: (a) that certain Second Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated as of October 3, 2011, by EnerJex Kansas and DD Energy, as “Mortgagors” thereunder, for the benefit of Texas Capital Bank, as the “Mortgagee” thereunder, recorded in the real property records of: (i) Anderson County, Kansas as of October 11, 2011, as Book No. 245 of Mtg, on Page No. 29; (ii) Douglas County, Kansas, as of October 13, 2011, as Book No. 1079 Page No. 843-889; (iii) Franklin County, Kansas, as of October 13, 2011, as Instrument No. 3453 Book No. 507 Page No. 711; (iv) Greenwood County, Kansas, as of October 14, 2011, as Instrument No. 2011-1219 Book No. 316 Page No. 327-370; (v) Johnson County, Kansas, as of October 27, 2011, as Instrument No. 20111027-0009411, Book No. 201110 Page No. 009411; (vi) Linn County, Kansas, as of October 13, 2011, as Book No. 431 Page No. 642-688; (vii) Miami County, Kansas, as of October 11, 2011, as Instrument No. 2011-03956; and (viii) Woodson County, Kansas, as of October 14, 2011, as Book No. M111 Page No. 420, with respect to the real property described more specifically therein and incorporated herein by reference; (b) that certain First Amendment to Second Amended and Restated Mortgage; Ratification of Liens and Release of Liens dated as of December 14, 2011, by EnerJex Kansas, DD Energy and certain other parties thereto, as “Mortgagors” thereunder, for the benefit of Texas Capital Bank, as the “Mortgagee” thereunder, recorded in the real property records of: (i) Franklin County, Kansas, as of December 29, 2011, as Instrument No. 4432 Book No. 510 Page No. 470; and (ii) Miami County, Kansas, as of December 21, 2011, as Instrument No. 2011-05185, with respect to the real property described more specifically therein and incorporated herein by reference; (c) that certain Master Amendment to, and Ratification of, Collateral Documents dated as of August 13, 2014 by EnerJex Kansas, Working Interest, Adena, Black Sable and certain other parties thereto, as “Mortgagors” thereunder, for the benefit of Texas Capital Bank, as “Administrative Agent” thereunder, recorded in the real property records of: (i) Anderson County, Kansas, as of August 25, 2014, as Book No. 101 Page No. 42; (ii) Douglas County, Kansas, as of August 21, 2014, as Book No. 1116 Page No. 3496-3523; (iii) Franklin County, Kansas, as of August 21, 2014, as Instrument No. 201402805 Book No. 270 Page No. 488; (iv) Greenwood County, Kansas, as of August 27, 2014, as Instrument No. 2014-1005 Book No. 326 Page No. 465-492; (v) Johnson County, Kansas, as of September 5, 2014, as Instrument No. 20140905-0001851, Book No. 201409 Page No. 001851; (vi) Linn County, Kansas, as of August 25, 2014, as Book No. 461 Page No. 112-139; (vii) Miami County, Kansas, as of August 21, 2014, as Instrument No. 2014-03539; and (viii) Woodson County, Kansas, as of August 26, 2014, as Book No. M117 Page No. 435-462, with respect to the real property described more specifically therein and incorporated herein by reference; (d) that certain Second Amendment to Second Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated as of October 2, 2015, by EnerJex Kansas, as “Mortgagor” thereunder, for the benefit of Texas Capital Bank, as “Mortgagee” thereunder, recorded in the real property records of Woodson County, Kansas, as of November 2, 2015, as Book No. M119 Page No. 590-609, with respect to the real property described more specifically therein and incorporated herein by reference; and (e) that certain Amendment of Mortgages dated as of September 26, 2017 (the “September 2017 Amendment”), by Enerjex Kansas, Working Interest, Adena and Black Sable, as “Mortgagors” thereunder, for the benefit of Administrative Agent, recorded in the real property records of: (i) Anderson County, Kansas, as of October 6, 2017, as Book 109 of MCL on Page 196; (ii) Douglas County, Kansas, as of October 19, 2017, as Book 1152 Page 884-895; (iii) Franklin County, Kansas, as of October 4, 2017, as Instrument No. 3411 Book 283 Page 384; (iv) Greenwood County, Kansas, as of October 12, 2017, as Document No. 2017-1039 Book 337 Page 600-611; (v) Johnson County, Kansas, as of November 14, 2017, as Instrument No. 20171114-0004028, Book No. 201711 Page No. 004028; (vi) Linn County, Kansas, as of October 12, 2017, as Book 485 Page 988-999; (vii) Miami County, Kansas, as of October 24, 2017, as Document No. 2017-04798; and (viii) Woodson County, Kansas, as of October 10, 2017, as Book M123 Page 200, with respect to the real property described more specifically therein and incorporated herein by reference (as it may be further amended, modified or amended and restated from time to time, collectively, the “Enerjex Kansas Mortgage”), as assigned to PWCM Investment Company IC LLC (“PWCM”), Cibolo Holdings, LLC (“Cibolo”), RES Investment Group, LLC (“RES”) and Round Rock Development Partners, LP (“Round Rock”; together with PWCM, Cibolo and RES, collectively, the “Interim Lenders”) pursuant to: (i) that certain Assignment of Loan Documents dated as of February 17, 2017, by and among Texas Capital Bank, IberiaBank and the Interim Lenders (the “Assignment of Loan Documents”); and (ii) that certain Assignment of Mortgages dated as of September 26, 2017, by Texas Capital Bank, recorded in the real property records of: (i) Anderson County, Kansas, as of October 6, 2017, as Book 109 of MCL on Page 197; (ii) Douglas County, Kansas, as of October 19, 2017, as Book 1152 Page 896-899; (iii) Franklin County, Kansas, as of October 4, 2017, as Instrument No. 3409 Book 283 Page 382; (iv) Greenwood County, Kansas, as of October 12, 2017, as Document No. 2017-1037 Book 337 Page 589-592; (v) Johnson County, Kansas, as of November 14, 2017, as Instrument No. 20171114-0004027, Book No. 201711 Page No. 004027; (vi) Linn County, Kansas, as of October 12, 2017, as Book 485 Page 1000-1003; (vii) Miami County, Kansas, as of October 24, 2017, as Document No. 2017-04799 ; and (viii) Woodson County, Kansas, as of October 10, 2017, as Book M123 Page 188 (the “Texas Capital Bank Assignment of Mortgages”; together with the Assignment of Loan Documents, collectively, the “Texas Capital Bank Assignments”), and as further assigned to Administrative Agent pursuant to that certain Assignment of Mortgages dated as of September 26, 2017, by the Interim Lenders, recorded in the real property records of: (i) Anderson County, Kansas, as of October 6, 2017, as Book 109 of MCL on Page 198; (ii) Douglas County, Kansas, as of October 19, 2017, as Book 1152 Page 900-906; (iii) Franklin County, Kansas, as of October 4, 2017, as Instrument No. 3410 Book 283 Page 386; (iv) Greenwood County, Kansas, as of October 12, 2017, as Document No. 2017-1038 Book 337 Page 593-599; (v) Johnson County, Kansas, as of November 14, 2017, as Instrument No. 20171114-0004029, Book No. 201711 Page No. 004029; (vi) Linn County, Kansas, as of October 12, 2017, as Book 485 Page 1004-1010; (vii) Miami County, Kansas, as of October 24, 2017, as Document No. 2017-04800; and (viii) Woodson County, Kansas, as of October 10, 2017, as Book M123 Page 192 (the “Interim Lenders Assignment”)..

[Exhibit A to First Amendment to Second Amended and Restated Credit Agreement]

2.	That certain Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated as of December 31, 2010, by Working Interest, as “Mortgagor” thereunder, for the benefit of Texas Capital Bank, as “Mortgagee” thereunder, recorded in the real property records of: (i) Douglas County, Kansas, as of January 28, 2011, as Book No. 1071 Page No. 2337; (ii) Johnson County, Kansas, as of January 28, 2011, as Instrument No. 20110128-0009568, Book No. 201101 Page No. 009568, with respect to the real property described more specifically therein and incorporated herein by reference, as amended by (a) that certain Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated as of October 3, 2011, by Working Interest, as “Mortgagor” thereunder, for the benefit of Texas Capital Bank, as “Mortgagee” thereunder, recorded in the real property records of: (i) Anderson County, Kansas, as of October 11, 2011, as Book No. 245 of Mtg, Page No. 28; (ii) Douglas County, Kansas, as of October 13, 2011, as Book No. 1079 Page No. 797-842; (iii) Franklin County, Kansas, as of October 13, 2011, as Instrument No. 3451 Book No. 507 Page No. 665; and (iv) Johnson County, Kansas, as of October 27, 2011, as Instrument No. 20111027-0009408, Book No. 201110 Page No. 009408, with respect to the real property described more specifically therein and incorporated herein by reference; (b) that certain First Amendment to Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated as of December 31, 2012, by Working Interest as “Mortgagor” thereunder, for the benefit of Texas Capital Bank, as the “Mortgagee” thereunder, recorded in the real property records of Franklin County, Kansas, as of February 6, 2013, as Instrument No. 481 Book No. 525 Page No. 788, with respect to the real property described more specifically therein and incorporated herein by reference; and (c) the September 2017 Amendment (as it may be further amended, modified or amended and restated from time to time, collectively, the “Working Interest A&R Mortgage”), as assigned to the Interim Lenders pursuant to the Texas Capital Bank Assignments, and as further assigned to Administrative Agent pursuant to the Interim Lenders Assignment.

[Exhibit A to First Amendment to Second Amended and Restated Credit Agreement]

3.	That certain Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated as of December 31, 2012, by Working Interest, as “Mortgagor” thereunder, for the benefit of Texas Capital Bank, as “Mortgagee” thereunder, recorded in the real property records of Miami County, Kansas, as of February 6, 2013, as Instrument No. 2013-00673, with respect to the real property described more specifically therein and incorporated herein by reference, as amended by the September 2017 Amendment (as it may be amended, modified or amended and restated from time to time, the “December 31 2012 Working Interest Mortgage”), as assigned to the Interim Lenders pursuant to the Texas Capital Bank Assignments, and as further assigned to Administrative Agent pursuant to the Interim Lenders Assignment.

4.	That certain Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated as of August 31, 2012, by Working Interest as “Mortgagor” thereunder, for the benefit of Texas Capital Bank as “Mortgagee” thereunder, recorded in the real property records of Woodson County, Kansas as of September 10, 2012 as Book No. M113 Page No. 267, with respect to the real property described more specifically therein and incorporated herein by reference, as amended by: (a) that certain First Amendment to Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated as of October 2, 2015, by Working Interest, as “Mortgagor” thereunder, for the benefit of Texas Capital Bank, as “Mortgagee” thereunder, recorded in the real property records of Woodson County, Kansas as of November 2, 2015, as Book No. M119 Page No. 610-625, with respect to the real property described more specifically therein and incorporated herein by reference; and (b) the September 2017 Amendment (as it may be further amended, modified or amended and restated from time to time, collectively, the “August 31 2012 Working Interest Mortgage”; together with the Enerjex Kansas Mortgage, the Working Interest A&R Mortgage and the December 31 2012 Working Interest Mortgage, collectively, the “Mortgages”), as assigned to the Interim Lenders pursuant to the Texas Capital Bank Assignments, and as further assigned to Administrative Agent pursuant to the Interim Lenders Assignment.

[Exhibit A to First Amendment to Second Amended and Restated Credit Agreement]

EXHIBIT B

FORM OF LOAN NOTICE

To:	Cortland Capital Market Services LLC
225 W. Washington St. 21st Floor
Chicago, Illinois 60606
Facsimile: (312) 376-0751
Attn: Maria Villagomez and Legal Department
Electronic Mail: CPCagency@cortlandglobal.com and legal@cortlandglobal.com

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement dated as of May 10, 2017 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 22, 2017 (the “First Amendment”), and as the same may be amended, restated, extended, or supplemented from time to time, collectively, the “Credit Agreement”), among ENERJEX KANSAS, INC. (f/k/a Midwest Energy, Inc.), a Nevada corporation (“EnerJex Kansas”), BLACK RAVEN ENERGY, INC., a Nevada corporation (“Black Raven”), WORKING INTEREST, LLC, a Kansas limited liability company (“Working Interest”), ADENA, LLC, a Colorado limited liability company (“Adena”), KANSAS HOLDINGS, LLC, a Delaware limited liability company (“Kansas Holdings”) and BLACK SABLE ENERGY, LLC, a Texas limited liability company (“Black Sable”; together with EnerJex Kansas, Black Raven, Working Interest, Adena and Kansas Holdings, collectively, the “Borrowers”), the financial institutions from time to time party thereto (the “Banks”) and CORTLAND CAPITAL MARKET SERVICES LLC, a Delaware limited liability company, as administrative agent for the Banks (in such capacity and together with its successors and permitted assigns in such capacity the “Administrative Agent”). Capitalized terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

The undersigned hereby gives irrevocable notice pursuant to Section 2.02 of the Credit Agreement requesting an Improvement Advance as follows:

(i)            The requested date of the Improvement Advance is xxxx, 201_.

(ii)           The requested amount of the Improvement Advance is $xxxx.

(iii)          The instructions for the disbursement of such Improvement Advance are as follows:

[______________]

(iv)          The proceeds of the Improvement Advance shall be used to ______________.

[Exhibit B to Second Amended and Restated Credit Agreement]

The undersigned hereby certifies that on the date hereof and on the date of funding of the requested Improvement Advance, and immediately before and after giving effect to the Improvement Advance requested hereby:

(a)          no Default or Event of Default exists as of the date hereof or would result from the Improvement Advance requested hereby except for those communicated in writing by a Borrower to Pass Creek prior to the date of the First Amendment;

(b)          the representations and warranties contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any of the financial statements from time to time certified by a Responsible Officer and furnished pursuant thereto, are true and correct on and as of the date hereof (except that (i) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date and (ii) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a), (b) and (c) of the Credit Agreement, respectively) except for those communicated in writing by a Borrower to Pass Creek prior to the date of the First Amendment;

(c)           the aggregate amount of all Improvement Advances does not, and shall not, exceed the Improvement Amount; and

(d)           Borrowers have delivered to Administrative Agent all documentation requested, required or applicable to such Improvement Advance, as requested by the Administrative Agent at the direction of the Banks in their sole discretion

[Signature Pages Follow]

[Exhibit B to Second Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Loan Notice as of xxxx, 201_.

BORROWERS:

ENERJEX KANSAS, INC. (f/k/a Midwest Energy, Inc.), a Nevada corporation

By:
Name:	Louis Schott
Title:	Chief Executive Officer

BLACK RAVEN ENERGY, INC., a Nevada corporation

By:
Name:	Louis Schott
Title:	Chief Executive Officer

WORKING INTEREST, LLC, a Kansas limited liability company

By:
Name:	Louis Schott
Title:	Chief Executive Officer

ADENA, LLC, a Colorado limited liability company

By:
Name:	Louis Schott
Title:	Chief Executive Office

[Exhibit B to Second Amended and Restated Credit Agreement]

KANSAS HOLDINGS, LLC, a Delaware limited liability company

By:
Name:	Louis Schott
Title:	Chief Executive Officer

BLACK SABLE ENERGY, LLC, a Texas limited liability company

By:
Name:	Louis Schott
Title:	Chief Executive Officer

[Exhibit B to Second Amended and Restated Credit Agreement]